Off-balance sheet commitments	12 Months Ended
Dec. 31, 2018
Off-balance sheet commitments [Abstract]
Off-balance sheet commitments

46.   Off-balance sheet commitments

The table below summarizes the total risk represented by off-balance sheet commitments:

	R$ thousand
	On December 31
	2018	2017
Commitments to extend credit (1)	228,113,067	203,927,816
Financial guarantees (2)	72,870,964	78,867,348
Letters of credit for imports	361,593	294,229
Total	301,345,624	283,089,393

(1) Includes available lines of credit, limits for credit cards, personal loans, housing loans and overdrafts; and

(2) Refers to guarantees mostly provided for Corporate customers.

Financial guarantees are conditional commitments for loans issued to ensure the performance of a customer in an obligation to a third party. There is usually the right of recourse against the customer to recover any amount paid under these guarantees. Moreover, we can retain cash or other highly-liquid funds to counter-guarantee these commitments.

The contracts are subject to the same credit evaluations as other loans and advances . Standby letters of credit are issued mainly to endorse public and private debt issue agreements including commercial paper, securities financing and similar transactions. The standby letters of credit are subject to customer credit evaluation by the Management.

We issue letters of credit in connection with foreign trade transactions to guarantee the performance of a customer with a third party. These instruments are short-term commitments to pay the third-party beneficiary under certain contractual terms for the shipment of products. The contracts are subject to the same credit evaluation as other loans and advances.